                                                                    EXHIBIT 99.3


                               AUDITOR'S CONSENT


The Board of Directors
Fingerhut Companies, Inc.:


We consent to the use of our report included herein.



                                                       /s/ KPMG Peat Marwick LLP



Minneapolis, Minnesota
March 18, 1999